SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.                     )

Filed by the Registrant  ☒    Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

PHOENIX TECHNOLOGIES LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transactions applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PHOENIX TECHNOLOGIES LTD.

915 Murphy Ranch Road

Milpitas, California 95035

(408) 570-1000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 7, 2005

Notice is hereby given that the Annual Meeting of Stockholders of Phoenix Technologies Ltd (“the “Company” or “Phoenix”) will be held at the Company’s offices located at 915 Murphy Ranch Road, Milpitas, California, 95035, on February 7, 2005 at 10:00 a.m., Pacific Standard Time, to consider and act upon the following matters:

1.	To elect two Class 3 Directors to the Board of Directors of the Company;

2.	To approve an amendment to the Company’s 1999 Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 990,000 shares;

3.	To approve an amendment to the Company’s 1999 Director Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares;

4.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2005 fiscal year; and

5.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on December 15, 2004 will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The stock transfer books will not be closed between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company’s offices for a period of ten days before the Annual Meeting.

All stockholders are cordially invited to attend the meeting. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope provided. You may revoke your proxy at any time prior to the Annual Meeting. If you attend and vote at the Annual Meeting, your proxy will be automatically revoked and only your vote at the Annual Meeting will be counted.

By Order of the Board of Directors

/s/ Scott C. Taylor
Scott C. Taylor
Secretary

January 11, 2005

PROXY STATEMENT

PHOENIX TECHNOLOGIES LTD.

915 Murphy Ranch Road

Milpitas, California 95035

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held February 7, 2005

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Phoenix Technologies Ltd. (the “Company” or “Phoenix”) of proxies for use at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held on February 7, 2005, at the Company’s offices located at 915 Murphy Ranch Road, Milpitas, California, commencing at 10:00 a.m., Pacific Standard Time, and at any adjournments thereof. All proxies are solicited for the purposes set forth herein and in the Notice of Annual Meeting of Stockholders that accompanies this Proxy Statement. The date of this Proxy Statement is January 11, 2005, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

We do not expect any matters not listed in the Proxy Statement to come before this Meeting. If any other matter is presented, your signed proxy card gives the individuals named as proxy holders the authority to vote your shares to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, which would include matters that the proxy holders did not know were to be presented at the Meeting 50 days before the Meeting.

General Information

Certain Financial Information.    The Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004 is enclosed with this Proxy Statement.

Voting Securities.    Only stockholders of record as of the close of business on December 15, 2004 (the “Record Date”) will be entitled to vote at the Meeting and any adjournment thereof. As of the Record Date, there were 24,688,259 shares of the Common Stock of the Company issued and outstanding. Stockholders may vote in person or by proxy. Each holder of shares of Common Stock is entitled to one (1) vote on the proposals presented in this Proxy Statement and one vote for each director to be elected for each share of Common Stock held. There is no cumulative voting in connection with the election of directors.

Quorum.    The required quorum for transacting business at the Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR”, “AGAINST” or “WITHHELD” from a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the “Votes Cast”) with respect to such matter.

Abstentions.    While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for transacting business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

Broker Non-Votes.    Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for transacting business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as the approval of a plan).

Solicitation of Proxies.    The cost of soliciting proxies will be borne by the Company. In addition to soliciting stockholders by mail and through its regular employees, the Company will request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting material to persons for whom they hold shares of Common Stock of the Company, and to request authority for the exercise of proxies; in such cases, the Company, upon request of the record holders, will reimburse such holders for their reasonable expenses. The Company may use the services of its officers, directors and employees to solicit proxies personally or by telephone, facsimile or electronic mail, without additional compensation. The Company has also retained Morrow & Co., Inc. to assist in obtaining proxies for the Meeting from brokers, nominees of stockholders and institutional investors. The estimated fee for such services, which is not contingent upon the outcome of the voting, is $7,500 plus out-of-pocket expenses.

Voting of Proxies.    All shares represented by a valid proxy received prior to the Meeting will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted FOR all nominees, FOR all other proposals described herein and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the Meeting. A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivering to the Secretary of the Company a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the Meeting and voting in person.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s nominees for election at the Annual Meeting of Stockholders to Class 3 of the Board of Directors are Albert E. Sisto, and Edmund P. Jensen (the “Nominees”). Messrs. Sisto and Jensen presently are Class 3 Directors of the Company. The Company expects each of the Nominees to be available to serve as a Director. If, however, any Nominee is unable or declines to serve for any reason, proxies may be voted for such substitute nominee as the Board of Directors may designate.

The Company’s Certificate of Incorporation and Bylaws provide for a classified Board of Directors (the “Board”) consisting of two Class 1 Directors (Messrs. Huang and Morris), three Class 2 Directors (Messrs. Dury, Elgamal and Sun) and two Class 3 Directors (Messrs. Sisto and Jensen). The Class 1, 2 and 3 Directors serve staggered three-year terms. A stockholder may not cast votes for more than two nominees. The two Class 3 Directors to be elected at the 2005 Annual Meeting of Stockholders will be elected to hold office until the Annual Meeting of Stockholders in 2008 and until their successors have been elected and qualified.

Nominees and Other Directors.    The name and age of each Nominee and each director of the Company whose term of office continues after the Annual Meeting, their principal occupations during the past five years and the years they became directors are set forth below. Each Nominee is currently serving as a director of the Company.

Director Name	Age	Director Since	Position and Current Offices with the Company
David S. Dury	56	2002	Director
Taher Elgamal	49	2000	Director
George C. Huang	63	1998	Director; Vice Chairman
Edmund P. Jensen	67	2000	Director
Anthony P. Morris	58	1993	Director
Albert E. Sisto	55	1999	Director; Chairman; President and Chief Executive Officer
Anthony Sun	52	1998	Director

Mr. Dury was appointed to the Board in October 2002. He is a co-founder and co-owner of Mentor Capital Group, LLC, which provides venture capital and services to start-up companies. Prior to founding Mentor Capital Group in 2000, Mr. Dury served as Senior Vice President and Chief Financial Officer of Aspect Development, Inc. (a supplier of client/server software and reference data products) from 1996 to 2000. From 1992 to 1996, Mr. Dury was Senior Vice President and Chief Financial Officer at NetFrame Systems, Inc. From 1989 to 1992, Mr. Dury was Executive Vice President, Chief Operating Officer and Chief Financial Officer at Boole & Babbage, Inc., and from 1983 to 1989 Mr. Dury served as President, Chief Operating Officer and Chief Financial Officer of Priam Corporation. Mr. Dury also serves on the Board of Directors of Intevac, Inc, and is a director of several privately held companies.

Dr. Elgamal was appointed to the Board in January 2000. He is the founder and has served as Co-Chairman of the Board of Directors and Chief Technology Officer of Securify, Inc. (a network security management software provider) since 1998. Prior to founding Securify, Dr. Elgamal held the position of Chief Scientist of Netscape Communications Corp. from 1995 to 1998, where he pioneered Internet security technologies. From 1993 to 1995, Dr. Elgamal was Vice President of Advanced Technologies at UKI Electric. From 1991 to 1993, Dr. Elgamal was the Director of Engineering at RSA Security, Inc. where he produced the RSA cryptographic toolkits. Dr. Elgamal also serves on the Boards of Directors of RSA Security, Inc., hi/fn, Inc., ValiCert, Inc. (now Tumbleweed Communications Corp.) and Register.com, Inc.

Dr. Huang was appointed to the Board in November 1998 and was elected to serve as Vice Chairman. Dr. Huang has served as Chief Executive Officer and Chairman of the Board of Directors of FutureDial, Inc. (a

wireless application software company) since 2001. From 1998 to 2000, Dr. Huang served as the Company’s Senior Vice President for Strategic Planning. Dr. Huang served as Chairman of the Board of Directors, President, Chief Executive Officer and Director of Award Software International Inc. (“Award”) from 1993 until Award merged with the Company in 1998. Dr. Huang also serves as Chairman of the Board of Directors of GCH Systems, Inc. (“GCH”), the former parent company of Award, and from 1984 until 1994, he served as Chief Executive Officer of GCH. From 1987 to the present, Dr. Huang has served as a Director of GCH-SunSystems Company Ltd., a subsidiary of GCH.

Mr. Jensen was appointed to the Board in January 2000. From 1994 to 1999 he served as President and CEO of Visa International. From 1974 to 1994, Mr. Jensen held a variety of positions with US Bancorp, most recently as Vice Chairman of the Board of Directors and Chief Operating Officer. Previously, Mr. Jensen served as Group Vice President of National Industries and was Director of Financial Planning and Analysis at Technicolor, Inc.

Mr. Morris was appointed to the Board in 1993. Mr. Morris is a principal with Morris & Associates, a management consulting and financial advisory firm he founded in 1988. Mr. Morris is also a principal in Morris Ventures LLC, a venture capital firm investing in information technology companies, and is a director of several privately held companies.

Mr. Sisto joined the Company as President and Chief Executive Officer and was appointed to the Board in June 1999. He was formerly Chief Operating Officer of RSA Security, Inc. (which provides solutions for establishing online identities, access rights and privileges for people, applications and devices) from 1997 to 1999. He served as President, Chairman and Chief Executive Officer of DocuMagix from 1994 to 1997. From 1989 to 1994, Mr. Sisto was the President and Chief Executive Officer of PixelCraft, Inc. Mr. Sisto currently serves as a director of hi/fn, Inc.

Mr. Sun was appointed to the Board in 1998. From 1979 to the present, Mr. Sun has been a general partner at Venrock Associates, a venture capital firm. Previously, Mr. Sun was employed by Hewlett Packard, TRW and Caere Corporation. Mr. Sun also serves as a director of Cognex Corporation.

Board Independence

Upon consideration of the criteria and requirements regarding director independence set forth in NASD Rules 4200 and 4350, the Board of Directors has determined that each of Dr. Elgamal, Dr. Huang, Mr. Jensen, Mr. Morris and Mr. Sun meets the standards of independence established by the NASD.

Meetings and Committees of the Board of Directors

During the fiscal year ended September 30, 2004 (the “Last Fiscal Year”), the Board of Directors held a total of five regularly scheduled meetings, no special meetings and took additional actions by written consent. During the last fiscal year, each Board member attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board of Directors on which he served during the Last Fiscal Year.

The Company encourages full attendance of Board members at all annual meetings. None of the Board members, other than Mr. Sisto, attended the annual meeting which took place in the prior calendar year.

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

Audit Committee

The members of the Audit Committee are Messrs. Jensen, Morris and Elgamal. Each member of the Audit Committee is “independent” as such term is defined in the NASD Rules and Rule 10A(3) of the Securities and

Exchange Commission under the Securities Exchange Act of 1934, as amended. Mr. Jensen serves as the Chairman of the Audit Committee. The Board of Directors has determined that Mr. Jensen qualifies as an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission. During the Last Fiscal Year, the Audit Committee met nine times, and took additional actions by written consent. The responsibilities of the Audit Committee include:

•	overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements;

•	monitoring the integrity of the Company’s financial statements;

•	evaluating the qualifications, independence and performance of the Company’s independent registered public accounting firm; and

•	monitoring and reviewing the performance of the Company’s internal audit function.

For a complete listing of the Audit Committee’s responsibilities, see the Audit Committee Charter attached as Appendix B to the Company’s Proxy Statement dated February 17, 2004 for the Company’s 2004 Annual Meeting of Stockholders. For additional information concerning the Audit Committee, see “REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS”.

Compensation Committee

The members of the Compensation Committee are Messrs. Sun, Elgamal, Morris and Dury. Mr. Morris serves as the Chairman of the Compensation Committee. Each member of the Compensation Committee other than Mr. Dury is “independent” as such term is defined in the NASD Rules. Mr. Dury is not independent under the NASD Rules because his wife received $69,300 from the Company in compensation for consulting services during fiscal year 2003. However, the Board has determined that the appointment of Mr. Dury to the Compensation Committee is required in the best interests of the Company and its stockholders because of his experience and extensive knowledge regarding executive compensation issues. During the Last Fiscal Year, the Compensation Committee met six times, and took additional actions by written consent. The responsibilities of the Compensation Committee include:

•	establishing and reviewing the Company’s general compensation policies applicable to the Company’s Chief Executive Officer and other executive officers;

•	reviewing and approving the level of compensation, including salaries, fees, benefits, executive incentive plans and perquisites of the Company’s Chief Executive Officer and other executive officers;

•	reviewing and advising the Board concerning the performance of the Company’s Chief Executive Officer and other executive officers;

•	and administering the stock compensation plans that the Company adopts from time to time.

For additional information concerning the Compensation Committee, see “Compensation Committee Interlocks and Insider Participation” and “REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION”.

Nominating Committee

The members of the Nominating Committee are Messrs. Jensen and Elgamal. Each member of the Nominating Committee is “independent” as such term is defined in the NASD Rules. The Nominating Committee operates pursuant to a charter approved and adopted by the Board by unanimous written consent. A copy of the Nominating Committee charter was attached as Appendix A to the Company’s Proxy Statement dated February 17, 2004 for the Company’s 2004 Annual Meeting of Stockholders. During the Last Fiscal Year, the Nominating Committee met once.

The purpose of the Nominating Committee is to establish general qualification guidelines applicable to nominees for election to the Board and to ensure that the Board is appropriately constituted to meet its fiduciary obligations to the Company and its stockholders. The Nominating Committee identifies individuals qualified to become Board members, including nominees suggested by stockholders, and recommends nominees for appointment or election to the Board. The Nominating Committee does not use specific minimum requirements, but considers several factors to determine whether a director candidate is qualified. These factors include, but are not limited to: (a) the extent of a candidate’s prior experience dealing with financial and auditing issues of a publicly traded company; (b) the existence of significant training and experience at the policy making level in areas of business, government, education and/or technology; (c) specific past concentration in the areas of strategic planning, finance, business law, and management; and (d) the extent to which the candidate’s background is relevant to the Company’s mission, strategy and needs. To date, the Company has not paid any fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees.

The Nominating Committee seeks to have on the Board at least one financial expert as defined in Item 401(h) of Regulation S-K promulgated by the SEC and believes that the majority of the Board must be composed of independent directors as defined in NASD Rules 4200 and 4350.

The Nominating Committee will consider candidates for director from any source, including director candidates recommended by stockholders. No formal procedures exist for the handling of director candidates recommended by stockholders; however, all candidates recommended by stockholders will be evaluated by the Nominating Committee in the same way and by using the same criteria and general guidelines used for all other candidates. Stockholders may submit director recommendations in writing to the Nominating Committee, c/o the Company’s Chief Executive Officer at the Company’s offices located at 915 Murphy Ranch Road, Milpitas, California 95035.

To date, the Company has not received any recommendations for director candidates from any non-management stockholder or group of stockholders that beneficially owns more than five percent of the Company’s voting stock. Each nominee included on this year’s proxy card is an executive officer and/or director standing for re-election.

Stockholder Communications with Directors

The Board of Directors welcomes communications from the Company’s stockholders. Any stockholder may communicate with either the Board as a whole, or with any individual director by sending a written communication c/o the Company’s Chief Executive Officer at the Company’s offices located at 915 Murphy Ranch Road, Milpitas, California 95035. All communications sent to the Company’s Chief Executive Officer will be forwarded to the Board, as a whole, or to the individual director to whom such communication was addressed without review by management.

Compensation of Directors

Members of the Board who are not employees of the Company (“Outside Directors”) are entitled to receive an annual retainer of $20,000, a fee of $1,500 for each meeting of the Board of Directors they attend in person, a fee of $1,000 for each telephonic meeting of the Board of Directors that they attend, a fee of $1,000 for each Committee meeting they attend in person and a fee of $500 for each telephonic Committee meeting that they attend. However, members of the Audit Committee are entitled to receive a fee of $1,500 for each Audit Committee meeting they attend in person, and a fee of $1,000 for each telephonic Audit Committee meeting they attend. Additionally, the Chairman of each Committee, other than the Audit Committee, is entitled to receive an annual retainer of $3,000. The Audit Committee chair person is entitled to receive an annual retainer of $7,500. In addition, Outside Directors who reside outside of the local area are entitled to receive reimbursement of travel expenses.

Outside Directors have received options to purchase Common Stock pursuant to the Company’s 1994, 1996, 1997, 1998 and 1999 equity incentive plans and currently receive options under the 1999 Stock Plan and the 1999 Director Option Plan. The actual number of shares to be subject to the options granted for Board and committee service is established by the 1999 Director Option Plan. In September 1999, the Board changed its stock grants to Outside Directors to include an initial grant of 40,000 shares for new Outside Directors and subsequent annual grants of 15,000 shares. Board member options vest and become exercisable for 100% of the shares on the date of grant and have a term of ten years. During the Last Fiscal Year, the Company granted stock options for 15,000 shares to each of Messrs. Dury, Elgamal, Huang, Jensen, Morris and Sun, in each case having an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant.

Required Vote

If a quorum is present, Directors shall be elected by the affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Meeting.

The Board Of Directors Recommends A Vote FOR

The Election of Messrs Sisto and Jensen

PROPOSAL NO. 2

APPROVAL OF THE AMENDMENT TO THE 1999 STOCK PLAN

On November 13, 1998, the Board of Directors adopted the 1999 Stock Plan (the “Plan”) and reserved 1,100,000 shares of Common Stock for issuance thereunder, subject to stockholder approval. In January 1999, the stockholders approved the Plan. In February 2000, the stockholders approved an amendment to the Plan to increase the number of shares reserved under the Plan by 700,000 shares. In February 2001, the stockholders approved an amendment to the Plan to increase the number of shares reserved under the Plan by 1,860,000 shares. In April 2002, the stockholders approved an amendment to the Plan to increase the number of shares reserved under the Plan by 950,000 shares. In October 2004, the Board of Directors amended the Plan, subject to stockholder approval, to increase the number of shares reserved under the Plan by 990,000 shares.

As of December 15, 2004, 669,471, shares of Common Stock had been issued upon exercise of options granted under the Plan, including 47,500 shares of restricted stock that are subject to repurchase by the Company, options to purchase 3,241,276 shares were outstanding and 1,689,253 shares remained available for future grant assuming stockholder approval of the amendment to the Plan. As of December 15, 2004, the fair market value of a share of the Company’s Common Stock was $7.99.

Proposal

At the Meeting, the stockholders are being asked to approve an amendment to the Company’s 1999 Stock Plan to increase the number of shares reserved for issuance under the Plan by 990,000 shares.

1999 Stock Plan Grants

All stock option grants and other awards under the Plan are made at the discretion of the Administrator (as defined herein). Therefore, the benefits and amounts that will be received or allocated under the Plan are not determinable. The following table sets forth information with respect to the number of shares subject to stock options or other awards granted under the Plan as of December 15, 2004, including awards to the Chief Executive Officer and the executive officers included in the Summary Compensation Table in the “EXECUTIVE COMPENSATION” section, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees and consultants (including all current officers who are not executive officers) as a group.

Name/Position	Number of Shares Subject to Options Granted under the 1999 Stock Option Plan	Weighted Average Exercise Price Per Share
Albert E. Sisto, Chairman, President and Chief Executive Officer	445,248		$9.93

David L. Gibbs, Sr. Vice President & General Manager Global Sales and Support Division	317,928		$12.40

W. Curtis Francis, Sr. Vice President & General Manager, System Products Engineering Division	239,356		$9.51

Randall C. Bolten, Sr. Vice President, Finance and Administration & Chief Financial Officer	266,140		$5.54

Michael J. Vanneman, Sr. Vice President & General Manager, Business Development and Strategic Accounts Division	150,000		$6.26

All current executive officers as a group (9 persons)	1,875,761		$8.85

All directors who are not executive officers (6 persons)	42,500		$4.24

Nominees for Election as Directors: Albert E. Sisto Edmund P. Jensen	445,248 0		$9.93 0

Associates of Directors, Executive Officers or Nominees	0		0

Persons receiving 5% or more of options granted under the 1999 Stock Plan: Albert E. Sisto David L. Gibbs Randall C. Bolten W. Curtis Francis	445,248 317,928 266,140 239,356	$ $ $ $	9.93 12.40 5.54 9.51

All employees and consultants (including all current officers who are not executive officers) as a group (206 persons)	1,992,486		$7.97

Summary of the 1999 Stock Plan

General.    The purpose of the Plan is to attract and retain the best available personnel, to provide additional incentives to the employees, directors and consultants of the Company and to promote the success of the Company’s business. Options and stock purchase rights may be granted under the Plan. Options granted under the Plan may be either “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-statutory stock options.

Administration.    The Plan may generally be administered by the Board or a Committee appointed by the Board (as applicable, the “Administrator”).

Eligibility; Limitations.    Non-statutory stock options and stock purchase rights may be granted under the Plan to employees, directors and consultants of the Company or any parent or subsidiary of the Company. Incentive stock options may only be granted to employees. The Administrator, in its discretion, selects the employees, directors, and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant. As of December 15, 2004, approximately 425 employees (including officers and employee directors) and consultants and six non-employee directors were eligible to participate in the Plan.

Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company’s ability to deduct the compensation income associated with options and stock purchase rights granted to such persons, the Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 125,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual’s initial employment with the Company, he or she may be granted options or stock purchase rights to purchase up to an additional 125,000 shares of Common Stock.

Terms and Conditions of Options.    Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

(a)  Exercise Price.    The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value of the Common Stock on the date such stock option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

(b)  Exercise of Option; Form of Consideration.    The Administrator determines when options become exercisable, and may, in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the Plan generally vest and become exercisable over four years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company that have a fair market value on the date of exercise equal to the aggregate exercise price of the options being exercised and, in the case of shares acquired upon the exercise of an option, have been owned by the optionee for more than six months, consideration received under a cashless exercise program, a reduction in the amount of any Company liability to the optionee, any other form of consideration and method of payment permitted by applicable law, or any combination thereof.

(c)  Term of Option.    The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided, however, that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

(d)  Termination of Employment or Consulting Relationship.    If an optionee’s service as an employee, director or consultant terminates for any reason other than death or disability, then all options held by such optionee under the Plan expire on the earlier of (i) the date set forth in his or her notice of grant (normally three (3) months following termination) or (ii) the expiration date of such option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent the option was exercisable at the time of such termination.

(e)  Death or Disability.    If an optionee’s service as an employee, director or consultant terminates as a result of death or disability, then all options held by the optionee under the Plan expire on the earlier of (i) the date set forth in her or her notice of grant (normally 12 months after death or disability) or (ii) the expiration date of such option. The optionee (or the optionee’s estate or the person who acquires the right to exercise the option by bequest or inheritance) may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

(f)  Non-transferability of Options.    Options granted under the plan are generally not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee.

(g)  Other Provisions.    The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

Stock Purchase Rights.    In the case of stock purchase rights, unless the Administrator determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

Adjustments Upon Changes in Capitalization.    In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made to the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the Plan, and the exercise price of any such outstanding option or stock purchase right.

In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion, provide that each optionee shall have the right to exercise all of the optionee’s options and stock purchase rights, including, those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution.

In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

Amendment and Termination of the Plan.    The Board may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the Plan to the extent necessary or desirable to comply with any applicable law, regulation or stock exchange rule. No such action by the Board or stockholders may alter or impair any option or stock purchase right previously granted under the Plan without the written consent of the optionee. Unless terminated earlier, the Plan shall terminate ten years from the date of its approval by the stockholders or the Board, whichever is earlier.

Federal Income Tax Consequences

Incentive Stock Options.    An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to liability under the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or any loss recognized on such a premature disposition of the shares is treated as long-term or short-term capital gain or loss, depending on the holding period. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Non-statutory Stock Options.    An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Purchase Rights.    Stock purchase rights will generally be taxed in the same manner as non-statutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company’s right to repurchase the stock upon the purchaser’s termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company.

The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights and the Company with respect to the grant and exercise of options and stock purchase rights under the Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee’s or consultant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

Required Vote

If a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Meeting and voting on the matter is required for approval of Proposal No. 2.

The Board Of Directors Recommends A Vote FOR

Approval Of The Amendment To The 1999 Stock Plan

PROPOSAL NO. 3

APPROVAL OF THE AMENDMENT TO THE 1999 DIRECTOR OPTION PLAN

On November 10, 1999, the Board of Directors adopted the 1999 Director Option Plan (the “Director Plan”) and reserved 150,000 shares of Common Stock for issuance thereunder, subject to stockholder approval. In February 2000, the stockholders approved the Director Plan. In November 2000, the Board of Directors amended the Director Plan to increase the number of shares reserved under the Director Plan by 90,000 shares (the “2000 Amendment”). In February 2001, the stockholders approved the 2000 Amendment. In November 2001, the Board of Directors amended the Director Plan to increase the number of shares reserved under the Director Plan by 90,000 shares (the “2001 Amendment”). In February, 2002, the stockholders approved the 2001 Amendment. In October 2002, the Board of Directors amended the Director Plan to increase the number of shares reserved under the Director Plan by 150,000 shares (the “2002 Amendment”). In February, 2003, the stockholders approved the 2002 Amendment. In October 2004, the Board of Directors amended the Director Plan, subject to stockholder approval, to increase the number of shares reserved under the Director Plan by 200,000 shares.

As of December 15, 2004, no shares of Common Stock were issued upon exercise of options granted under the Director Plan, options to purchase 469,000 shares were outstanding and 211,000 shares remained available for future grant, assuming stockholder approval of the amendment to the Director Plan. As of December 15, 2004, the fair market value of a share of the Company’s Common Stock was $7.99.

Proposal

At the Meeting, the stockholders are being asked to approve the amendment to increase the number of shares reserved for issuance under the Director Plan by 200,000 shares.

Director Plan Grants

The following table sets forth information with respect to the stock options granted to the non-employee directors of the Company as of December 15, 2004. As discussed below, the executive officers of the Company and all other employees of the Company are not eligible for grants under the Director Plan, and have not received any grants under the Director Plan.

Director	Number of Shares Subject to Options Granted under the Director Option Plan	Weighted Average Exercise Price Per Share
Taher Elgamal	85,000	$14.02
George C. Huang	75,000	$8.72
Edmund P. Jensen	85,000	$14.02
Anthony P. Morris	89,000	$10.68
Anthony Sun	105,000	$9.51
David S. Dury	30,000	$5.59
All current directors who are not executive officers (6 persons)	469,000	$10.99

Summary of the 1999 Director Option Plan

General.    The purpose of the Director Plan is to attract and retain the best available personnel for service as non-employee directors, to provide additional incentives to the non-employee directors of the Company to serve as directors and to promote the success of the Company’s business. Stock options will be automatically granted under the Plan. The Director Plan provides for an initial grant of 40,000 shares to new non-employee directors and subsequent grants of 15,000 shares following each anniversary of the date each non-employee director became a director.

Eligibility.    Stock options may be granted under the Director Plan to non-employee directors of the Company and any parent or subsidiary of the Company. As of December 15, 2004, six non-employee directors were eligible to participate in the Plan.

Terms and Conditions of Options.    Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

(a)  Exercise Price.    The exercise price of a stock option shall be 100% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the date the option is granted.

(b)  Exercise of Option; Form of Consideration.    Options granted under the Director Plan vest and become exercisable for 100% of the shares on the date of grant. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Director Plan permits payment of the option exercise price to be made by cash, check, other shares of Common Stock of the Company that have a fair market value on the date of exercise equal to the aggregate exercise price of the options being exercised and, in the case of shares acquired upon the exercise of an option, have been owned by the optionee for more than six months, consideration received under a cashless exercise program, or any combination thereof.

(c)  Term of Option.    The term of an option granted under the Director Plan shall be ten (10) years from the date of grant. No option may be exercised after the expiration of its term.

(d)  Termination of Service.    If an optionee’s service as a director terminates for any reason other than death or disability, then all options held by the optionee under the Director Plan expire on the earlier of (i) three (3) months following the date of termination or (ii) the expiration date of such option. The optionee may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

(e)  Death or Disability.    If an optionee’s service as a director terminates as a result of death or disability, then all options held by such optionee under the Director Plan expire on the earlier of (i) 12 months following the date of termination or (ii) the expiration date of such option. The optionee (or the optionee’s estate or the person who acquires the right to exercise the option by bequest or inheritance) may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

(f)  Non-transferability of Options.    Options granted under the Director Plan are generally not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee.

Adjustments Upon Changes in Capitalization.    In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made to the number of shares of stock subject to the Director Plan, the number of shares of stock subject to any option or stock purchase right outstanding under the Director Plan, the exercise price of any such outstanding option or stock purchase right and the number of shares issuable pursuant to the automatic grant provisions of the Director Plan.

In the event of a liquidation or dissolution, any unexercised options will terminate.

In the event of a merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option may be assumed or an equivalent option substituted by the successor corporation. If the successor corporation refuses to assume the options or to substitute substantially equivalent options, the optionee shall have the right to exercise the option as to all the optioned stock, including shares not otherwise exercisable, for thirty (30) days following notice of the transaction and the option shall terminate upon expiration of such period.

Amendment and Termination of the Plan.    The Board may amend, alter, suspend or terminate the Director Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the Director Plan to the extent necessary or desirable to comply with any applicable law, regulation or stock exchange rule. No such action by the Board or stockholders may alter or impair any option previously granted under the Director Plan without the written consent of the optionee. Unless terminated earlier, the Director Plan shall terminate ten years from the date of its approval by the stockholders or the Board, whichever is earlier.

Federal Income Tax Consequences

Non-statutory Stock Options.    An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

The foregoing is only a summary of the effect of federal income taxation upon optionees and the Company with respect to the grant and exercise of options under the Director Plan. It does not purport to be complete, and does not discuss the tax consequences of the optionee’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the optionee may reside.

Required Vote

If a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Meeting and voting on the matter is required for approval of Proposal No. 3.

The Board Of Directors Recommends A Vote FOR

The Approval Of The Amendment To The 1999 Director Option Plan

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected the firm of Ernst & Young LLP to continue to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2005. The Company is asking stockholders to ratify this appointment. If ratification by the stockholders of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm is not obtained, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of Ernst & Young LLP are expected to be present at the Meeting. They will have the opportunity to make a statement if they desire to do so and are also expected to be available to respond to appropriate questions from stockholders.

Required Vote

If a quorum is present, the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Meeting and voting on the matter is required for approval of Proposal No. 4.

The Board Of Directors Recommends A Vote FOR Ratification Of Appointment Of Ernst & Young LLP

As The Company’s Independent Registered Public Accounting Firm For The Fiscal Year Ending September 30, 2005

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of December 15, 2004, with respect to the Common Stock owned beneficially by (i) any person who is known to the Company to be the beneficial owner of more than five percent of its Common Stock, (ii) each director and director-nominee of the Company, (iii) the Chief Executive Officer and each executive officer included in the Summary Compensation Table in the “EXECUTIVE COMPENSATION” section (collectively, the “Named Executive Officers”), and (iv) all current directors and executive officers of the Company as a group. Except as otherwise indicated in the table, the address of each person listed in the table is c/o Phoenix Technologies Ltd., 915 Murphy Ranch Road, Milpitas, California 95035. Except as otherwise indicated in the footnotes to the table, to the Company’s knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding(1)
The TCW Group, Inc.(2) 865 South Figueroa Street Los Angeles, CA 90017	2,515,130	10.20%
The Clark Estates, Inc.(3) One Rockefeller Plaza, 31ST Floor New York, NY 10020	1,275,535	5.17%
George C. Huang(4)	856,039	3.47%
Albert E. Sisto(5)	748,141	3.03%
Anthony Sun(6)	680,584	2.76%
David L. Gibbs(7)	214,934	*
W. Curtis Francis(8)	196,679	*
Anthony P. Morris(9)	127,000	*
Taher Elgamal(10)	100,000	*
Edmund P. Jensen(11)	100,000	*
Randall C. Bolten(12)	84,603	*
David S. Dury(13)	70,000	*
Michael J. Vanneman(14)	37,500	*
All current directors and executive officers as a group (15 persons)(15)	3,374,450	13.67%

*	Ownership is less than 1%
(1)	In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days after December 15, 2004, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Based on information contained in Schedule 13G/A filed on February 29, 2004 with the Securities and Exchange Commission.
(3)	Based on information contained in Schedule 13G filed on June 20, 2003 with the Securities and Exchange Commission.
(4)	Consists of (i) 4,608 shares owned by Dr. Huang; (ii) 136,884 shares held by the George C. Huang and Margaret J. Huang Charitable Foundation, (iii) 365,422 shares held by the Huang Living Trust, and (iv) 349,125 shares as to which Dr. Huang could acquire beneficial ownership at or within 60 days after December 15, 2004.
(5)	Consists of 60,000 shares owned by Mr. Sisto, and 688,141 shares as to which Mr. Sisto could acquire beneficial ownership at or within 60 days after December 15, 2004.
(6)	Includes 495,630 shares owned by Mr. Sun, and 184,954 shares as to which Mr. Sun could acquire beneficial ownership at or within 60 days after December 15, 2004.

(7)	Consists of 11,000 shares owned by Mr. Gibbs, and 203,934 shares as to which Mr. Gibbs could acquire beneficial ownership at or within 60 days after December 15, 2004.
(8)	Consists of 10,000 shares owned by Mr. Francis, and 186,679 shares as to which Mr. Francis could acquire beneficial ownership at or within 60 days after December 15, 2004.
(9)	Consists of (i) 12,000 shares owned by Mr. Morris, (ii) 5,000 shares held in a custodial account by his spouse for his minor daughters, and 110,000 shares as to which Mr. Morris could acquire beneficial ownership at or within 60 days after December 15, 2004.
(10)	Consists of 100,000 shares as to which Mr. Elgamal could acquire beneficial ownership at or within 60 days after December 15, 2004.
(11)	Consists of 100,000 shares as to which Mr. Jensen could acquire beneficial ownership at or within 60 days after December 15, 2004.
(12)	Consists 84,603 shares as to which Mr. Bolten could acquire beneficial ownership at or within 60 days after December 15, 2004.
(13)	Consists of 70,000 shares as to which Mr. Dury could acquire beneficial ownership at or within 60 days after December 15, 2004.
(14)	Consists of 1,151 shares owned by Mr. Vanneman, and 37,500 shares as to which Mr. Vanneman could acquire beneficial ownership at or within 60 days after December 15, 2004.
(15)	Includes 2,265,255 shares issuable upon exercise of outstanding options exercisable within 60 days of December 15, 2004.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation of (i) the Chief Executive Officer of the Company, and (ii) the four other most highly compensated executive officers of the Company (based on salary plus bonus for the Last Fiscal Year) who were serving as such at the end of the Last Fiscal Year:

Summary Compensation Table

Name and Principal Position	Annual Compensation						Long Term Compensation		All Other Compensation ($)
	Fiscal Year	Salary ($)		Bonus ($)	Other Annual Compensation ($)		Restricted Stock Awards ($)(1)	Securities Underlying Options (#)
Albert E. Sisto Chairman, President and Chief Executive Officer	2004 2003 2002	400,000 400,000 400,000		80,000 37,800 —	8,505 9,359 —	(2) (2)	— 107,600 —	50,000 — 50,000	— — —

David L. Gibbs Sr. Vice President & General Manager, Global Sales and Support Division	2004 2003 2002	300,135 260,000 256,645	(3)	48,750 28,080 —	— — —		— 53,800 —	21,000 — 25,000	— 3,000 —	(4)

W. Curtis Francis Sr. Vice President & General Manager, System Products Engineering Division	2004 2003 2002	260,000 260,000 260,300		39,000 24,960 —	— — —		— 53,800 —	21,000 — 229,000	3,000 3,000 —	(4) (4)

Randall C. Bolten Sr. Vice President, Finance and Administration & Chief Financial Officer	2004 2003 2002	260,000 62,046 —		32,500 — —	— — —		— — —	— 225,000 —	3,000 2,792 —	(4) (4)

Michael J. Vanneman Sr. Vice President & General Manager, Business Development and Strategic Accounts	2004 2003 2002	273,082 54,091 —	(3)	— — —	— — —		— — —	100,000 — —	— — —

(1)	The sums noted in this column relate to restricted stock grants in the following amounts: Mr. Sisto 20,000 shares, Mr. Gibbs 10,000 shares, and Mr. Francis 10,000 shares. The dollar values in this column are based on the closing market price on December 10, 2002 ($6.38), the date of grant of the restricted stock less the purchase price paid by the executive for the restricted stock ($1.00 per share). The dollar value of all restricted stock held by each Named Executive Officer as of the end of the Last Fiscal Year, based on the closing market price on the last day of the Last Fiscal Year ($4.99) less the purchase price paid by the executive for the restricted stock ($1.00 per share) was as follows: Mr. Sisto-$79,800, Mr. Gibbs-$39,900, and Mr. Francis-$39,900. No dividends are payable with respect to the restricted stock, and no shares will vest in less than 3 years from the grant date (50% of the grants will vest on December 10, 2006 and 50% of the grants will vest on December 10, 2007).
(2)	Consists of the sum contributed by the Company to the named individual for income tax return preparation services.
(3)	Includes commissions paid pursuant to one of the Company’s sales commission plans as follows: $40,135 paid to Mr. Gibbs in the Last Fiscal Year, and $53,915 paid to Mr. Vanneman in the Last Fiscal Year.
(4)	Includes the sum contributed by the Company to the named individual’s 401(k) account.

Option/SAR Grants in Last Fiscal Year

The following table sets forth certain information regarding the stock options granted to each of the Named Executive Officers under the Company’s stock option plans during the Last Fiscal Year.

Option Grants in Last Fiscal Year

	Number of Securities Underlying Options(1)	Percent of Total Options Granted	Exercise Price(2)	Expiration Date	Potential Realizable Value(3)
Name					@ 5%	@ 10%
Albert E. Sisto	50,000	2.7615	$8.68	12/10/2013	$272,940	$691,684
David L. Gibbs	21,000	1.1598	$8.68	12/10/2013	$114,635	$290,507
W. Curtis Francis	21,000	1.1598	$8.68	12/10/2013	$114,635	$290,507
Randall C. Bolten	—	—	—	—	—	—
Michael J. Vanneman	100,000	5.5229	$5.38	04/06/2014	$338,345	$857,433

(1)	These stock options vest and become exercisable over a period of four years from the date of grant.
(2)	All options were granted at fair market value on the date of grant. The exercise price may be paid in cash, in shares of the Company’s Common Stock valued at fair market value on the exercise date, or through a cashless exercise involving a same-day sale of all or part of the purchased shares.
(3)	These columns reflect the potential realizable value of each grant assuming the market value of the Company’s stock appreciates at 5% and 10% annually from the date of grant over the term of the option. Realizable values are reported net of the option exercise price. There is no assurance that the actual stock price appreciation over the 10-year option term will be at the assumed 5% or 10% levels or at any other level. Unless the market price of the stock does in fact appreciate over the option term, no value will be realized from the option grants.

Aggregated Option Exercises in Last Fiscal Year

And Fiscal Year-End Option Values

With Respect to Option Grants by the Company

The following table provides summary information regarding options to purchase the Company’s common stock that were exercised by the Named Executive Officers during the Last Fiscal Year and the number and value of unexercised in-the-money options held by the Named Executive Officers at September 30, 2004. The closing price per share of the Company’s common stock on September 30, 2004 was $4.99.

Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at FY End (#)(2)		Value of Unexercised In-the-Money Options at FY End ($)(3)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Albert E. Sisto	0	0.00	695,000	100,000	74,700	149,400
David L. Gibbs	0	0.00	182,564	67,435	0	19,920
W. Curtis Francis	0	0.00	156,001	93,999	0	19,920
Randall C. Bolten	0	0.00	70,313	154,687	0	0
Michael J. Vanneman	0	0.00	21,875	128,125	0	0

(1)	These amounts represent the fair market value of the shares underlying the stock options on the date of exercise less the stock option exercise price.
(2)	These options were granted on various dates during fiscal years 1999 through 2004.
(3)	These amounts represent the difference between the exercise price of the stock options and the closing price of $4.99 of Phoenix Common Stock on September 30, 2004 for all options held by each Named Executive Officer.

Equity Compensation Plan Information (1)

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of September 30, 2004.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column 1)
Equity compensation plans approved by security holders	4,591,489	$8.87	1,604,804
Equity compensation plans not approved by security holders(2)	837,976	$9.17	175,284

Total	5,429,465	$8.92	1,780,088

(1)	This table does not include information regarding outstanding options granted under equity compensation plans assumed by the Company in connection with mergers and acquisitions of the companies which originally established those plans. As of September 30, 2004, a total of 363,530 shares of the Company’s Common Stock could be issued upon exercise of outstanding options under those assumed plans. The weighted average exercise price of those outstanding options is $7.00 per share. No additional options may be granted under the assumed plans.
(2)	See the description below of the material features of the two equity compensation plans not approved by security holders that correlate with the numbers listed in the table.

The Company’s 1997 Non-statutory Stock Option Plan (the “1997 Plan”) is the only equity compensation plan that has not been approved by the stockholders and under which additional options of the Company’s Common Stock may be granted. The term of the 1997 Plan is ten years, and officers and directors of the Company are not eligible to receive option grants under the 1997 Plan. The Company’s Senior Management Nonqualified Stock Option Plan was adopted in 1987 (the “1987 Plan”), and has not been approved by the stockholders. The term of the 1987 Plan was ten years; no additional options may be granted under the 1987 Plan. Officers (and directors that also served as officers) were eligible to receive options grants under the 1987 Plan.

Employment Contracts and Termination of Employment and

Change-In-Control Arrangements

Severance/change-in-control agreements have been entered into with Messrs. Sisto, Gibbs, Francis, Vanneman, and Bolten in order to assure the Company of the continued services of those executives to the Company in an effective manner without distraction by reason of the possibility of a termination of employment by the Company or a change in control of the Company. The agreements for Mr. Sisto and Mr. Gibbs provide that in the event of the termination of their employment by the Company, for any reason other than “termination for cause”, death, disability or a “change-in-control”, the Company will continue to pay them for an initial severance period of one year following such termination. The agreements with Mr. Francis, Mr. Vanneman, and Mr. Bolten provide that the Company will continue to pay them for an initial severance period of six months following termination.

The severance amount is equal to the executive’s salary at the annual rate then in effect. The agreement with Mr. Gibbs provides that he may receive up to six months additional severance at the same rate if he has not been “re-employed” at the end of the initial severance period. The agreement with Mr. Sisto provides that he may receive up to one year of additional severance at the same rate if he has not been “re-employed” at the end of the initial severance period. In each case, the additional severance will cease when the executive is re-employed. The agreements with Mr. Francis, Mr. Vanneman, and Mr. Bolten do not provide for any payment after the initial severance period. In addition, the Company will provide the executive with his or her then current health, dental, life and accidental death and dismemberment insurance benefits for a period of 18 months following such termination. Each agreement also contains a covenant not-to-compete and a covenant not to solicit employees of the Company during the one-year period in which severance benefits are being paid and for six months thereafter.

In the event of the termination of the executive’s employment following a “change-in-control” of the Company, and such termination is (i) by the Company for any reason other than “termination for cause” or (ii) by the executive for “constructive discharge”, the Company will pay the executive severance and benefits as summarized above. In addition, 50% of the executive’s stock option grants will vest immediately upon termination and the balance will vest within 90 days after the termination date.

If any of the payments to the affected executive are considered “excess parachute payments” as defined in Section 280G of the Internal Revenue Code, the payments will be reduced to avoid such a characterization.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee of the Board (the “Compensation Committee”) consists of the directors whose signatures appear below. Each member of the Compensation Committee other than Mr. Dury is “independent” as such term is defined in the NASD Rules. Mr. Dury is not independent under the NASD Rules because his wife received $69,300 from the Company in compensation for consulting services during fiscal year 2003. Notwithstanding the foregoing, the Board determined that the appointment of Mr. Dury to the Compensation Committee was considered necessary and in the best interests of the Company and its stockholders due to his experience and knowledge regarding executive compensation issues.

The Compensation Committee makes recommendations to the Board relating to all Company compensation, and specifically determines compensation for the Chief Executive Officer of the Company and for the other executive officers of the Company. The purpose of this report is to summarize the factors considered by the Compensation Committee in reaching its determinations regarding the compensation of the Company’s executive officers

Compensation Methodology

When establishing executive officers’ salaries, bonus levels and stock option awards, the Compensation Committee reviews market data, assesses the Company’s competitive position, and considers: (1) the Company’s financial performance during the past fiscal year, (2) the individual’s performance during the past fiscal year, (3) the compensation packages of executive officers in similar positions in companies of comparable size, in the same geographic region, or within the computer software industry, and (4) the current economic climate.

In support of these general compensation principles, the Compensation Committee approved a new approach to incentive-based cash compensation for all employees in the Last Fiscal Year. The new measure, called the “PTEC Success Score,” is based on the Company’s achievement in three areas: total revenue, operating profit, and revenue mix by product line. Working closely with the executive management of the Company, the Compensation Committee sets annual goals for each area of achievement, sets the formulas used for determining the percentage of achievement in each area, and sets the formula used in weighting each component score to determine a final PTEC Success Score for the Company. This final PTEC Success Score (subject to certain modifications made at the discretion of the Compensation Committee) was used by the executive management of the Company (in conjunction with management-determined individual achievement performance scores) to establish the incentive-based compensation paid to the non-executive management employees of the Company. The same PTEC Success Score was used by the Compensation Committee (in conjunction with individual achievement performance scores) to establish the incentive-based compensation paid to the executive officer employees of the Company, including the Chief Executive Officer.

Compensation of Chief Executive Officer during the Last Fiscal Year

The Compensation Committee is responsible for establishing the corporate goals and objectives applicable to determining the compensation for the Chief Executive Officer of the Company. Additionally, at least annually, the Compensation Committee evaluates the Chief Executive Officer’s performance in light of the established goals and objectives and, based on such evaluation, determines the Chief Executive Officer’s annual compensation.

In the Last Fiscal Year, compensation for the Company’s Chief Executive Officer was determined after consideration of the general factors noted in the prior section of this report. More specifically, the bonus or incentive-based compensation for the Chief Executive Officer was determined using the above-noted PTEC Success Score in conjunction with the Chief Executive Officer’s individual achievement performance score. The bonus compensation of the Chief Executive Officer is designed to reward achievement of corporate business and financial goals.

For the Last Fiscal Year, the Compensation Committee determined not to change the Chief Executive Officer’s annual base compensation after a consideration of the general factors noted above. The Compensation Committee did, however, determine to award the Chief Executive Officer a bonus in the amount of $80,000 and a stock option grant of 50,000 shares, based on the Company’s achievement of the PTEC Success Score and the achievement of pre-agreed individual achievement goals by the Chief Executive Officer (in a manner consistent with the compensation arrangements for the other executive officers of the Company).

Tax Deductibility of Executive Compensation

As a matter of policy, the Compensation Committee believes it is important to retain the flexibility to maximize the Company’s tax deductions. Amendments to Section 162(m) of the Internal Revenue Code have eliminated the deductibility of most compensation over a million dollars in any given year. It is the policy of the Compensation Committee to consider the impact, if any, of Section 162(m) on the Company and to document as necessary specific performance goals to seek to preserve the Company’s tax deductions.

MEMBERS OF THE COMPENSATION COMMITTEE

Taher Elgamal

Anthony P. Morris

Anthony Sun

David S. Dury

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board (the “Audit Committee”) consists of the directors whose signatures appear below. Each member of the Audit Committee is “independent” as defined in the NASD Rules and Rule 10A(3) of the Securities Exchange Act of 1934, as amended.

The Audit Committee oversees the Company’s accounting and financial reporting process and the audits of the Company’s financial statements. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited consolidated financial statements and the footnotes thereto in the Company’s fiscal year 2004 Annual Report to Stockholders and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles. The Audit Committee reviewed and discussed with the independent registered public accounting firm their judgments as to both the quality and the acceptability of the Company’s accounting principles and such other matters as are required to be discussed by the Audit Committee with the Company’s independent registered public accounting firm under Statement of Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee has also reviewed the written disclosures and the letter from the Company’s independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent registered public accounting firm their independence from management and the Company.

The Audit Committee discussed with the Company’s internal audit staff and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee met with the internal audit staff and the independent registered public accounting firm to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Audit Committee reviewed the Company’s plan for compliance with Section 302 and 404 of the Sarbanes-Oxley Act of 2002, and approved the retention by the Company of a consulting services firm to assist the Company in documenting the Company’s internal controls for financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2004 for filing with the Securities and Exchange Commission.

MEMBERS OF THE AUDIT COMMITTEE

Edmund P. Jensen

Anthony P. Morris

Taher Elgamal

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP served as the Company’s independent registered public accounting firm for the Last Fiscal Year. The following table lists the aggregate fees billed for professional services rendered by Ernst & Young LLP for all “Audit Fees,” “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” for the last two fiscal years.

	Fiscal Year Ended
	September 30, 2004	September 30, 2003
Audit Fees	$752,430	$785,000
Audit-Related Fees	$32,647	$5,600
Tax Fees	$96,339	$77,620
All Other Fees	$1,624	$64,000

Audit Fees represent fees for professional services rendered for the audit of the consolidated financial statements of the Company, statutory audits, issuance of comfort letters, consents, income tax provision procedures, and assistance with review of documents filed with the SEC. Audit-Related Fees represent fees incurred for consultation services relating to the Company’s compliance with Sarbanes-Oxley regulations. Tax Fees represent fees incurred for consultation services associated with advice regarding the Company’s tax compliance. All Other Fees represent advisory fees related to a technical online subscription service.

Audit Committee Authorization of Audit and Non-Audit Services

The Audit Committee has the sole authority to authorize all audit and non-audit services to be provided by the independent registered public accounting firm engaged to conduct the annual statutory audit of the Company’s consolidated financial statements. In addition, the Audit Committee has adopted pre-approval policies and procedures that are detailed as to each particular service to be provided by the independent registered public accounting firm and require the Audit Committee to be informed of each service provided by the independent registered public accounting firm. Such policies and procedures do not permit the Audit Committee to delegate its responsibilities under the Securities Exchange Act of 1934, as amended, to management. The Audit Committee pre-approved fees for all audit and non-audit services provided by the independent audit firm during the Last Fiscal Year as required by the Sarbanes-Oxley Act of 2002.

The Audit Committee has considered whether the provision of the non-audit services is compatible with maintaining the independent registered public accounting firm’s independence, and has determined that the activities performed by Ernst & Young on the Company’s behalf are compatible with maintaining the independence of Ernst & Young.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes of ownership of the Company’s Common Stock and other equity securities by certain specified due dates. Executive officers, directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Acting pursuant to a power of attorney granted by each director (except Mr. Sun) and executive officer, the Company undertakes on behalf of such individuals to file all Section 16(a) reports required to be filed with the SEC. Based solely on its review of the copies of such reports (i) filed by the Company on behalf of such directors and officers and (ii) furnished to the Company by Mr. Sun and 10% beneficial owners during, and with respect to, its most recent fiscal year and written representations that no other reports were required, the Company believes that all of the Company’s directors, executive officers and 10% stockholders filed the required Section 16(a) reports on time, except that a late Form 4 was filed for Albert Sisto relating to three open market purchases of the Company’s stock in August 2004 and a late Form 4 was filed for Anthony P. Morris relating to a stock option grant of 15,000 shares in June 2004, and The TCW Group, Inc., a 10% stockholder of the Company, failed to file a Form 3 upon becoming a 10% stockholder in February 2004.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee of the Company’s Board of Directors during the Last Fiscal Year were Taher Elgamal, Anthony Morris, David Dury and Anthony Sun. No member of the Compensation Committee has at any time been an officer or employee of the Company or any of its subsidiaries. No executive officer of the Company served during the Last Fiscal Year on the board of directors or compensation committee of another entity that had one or more executive officers who served as a member of the Board of Directors or Compensation Committee of the Company.

During the Last Fiscal Year, Anneke Dury, the wife of Board member David Dury, received $56,700 in compensation for consulting services rendered to the Company. Ms. Dury has provided and is expected to continue to provide consulting services to the Company during the fiscal year ending September 30, 2005.

Management Indebtedness, Certain Relationships and Related Transactions

Since the beginning of the Company’s Last Fiscal Year, the Company has not engaged and does not propose to engage in any transaction or series of similar transactions in which the amount involved exceeded or exceeds $60,000 and in which any of our directors or executive officers, any nominee for director, any holder of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, nor was any director or executive officer, any nominee for director or any of their family members indebted to us or any of our subsidiaries, in any amount in excess of $60,000 at any time, other than the transactions described above under “Compensation Committee Interlocks and Insider Participation.”

COMPANY STOCK PRICE PERFORMANCE

The graph below compares the cumulative total stockholder return on the Common Stock of the Company from September 30, 1999 to September 30, 2004 with the cumulative total return on the Standard and Poor’s 500, the Standard and Poor’s Application Software, and the Standard and Poor’s System Software market indices over the same period, assuming the investment of $100 in the Company’s Common Stock and in each of the indices on September 30, 1999 and the reinvestment of all dividends. In previous years this graph compared the Common Stock of the Company to the Standard and Poor’s 500 and the Standard and Poor’s Computer Software and Services market indices. Standard and Poor’s has ceased tracking the Computer Software and Services index and has instead created the two new indices now compared to the Common Stock of the Company. The Company intends to use both new indices for comparison purposes in the future.

Deadline for Submission of Stockholder Proposals

Proposals of stockholders intended to be presented at the 2006 Annual Meeting of Stockholders must be received by the Company at its principal office in Milpitas, California, not later than September 13, 2005 for inclusion in the proxy statement for that meeting.

If a stockholder proposal for the 2005 Annual Meeting of Stockholders is submitted after the later of December 12, 2005 or the date that is fifty (50) days prior to the date of the 2006 Annual Meeting of Stockholders, the Company may, at its discretion, elect not present the proposal at the meeting, and the proxies for the 2006 Annual Meeting of Stockholders will confer discretionary voting authority on the proxy holders to vote against the proposal.

Annual Report on Form 10-K

Upon written request to the Company’s Secretary at the Company’s offices located at 915 Murphy Ranch Road, Milpitas, California 95035, the Company will mail, without charge, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004, including the consolidated financial statements, financial statement schedules and list of exhibits. Exhibits will be provided upon request for a reasonable fee, which shall be limited to the reasonable expenses incurred by the Company in furnishing such exhibits.

By Order of the Board of Directors

/s/ Scott C. Taylor Scott C. Taylor, Secretary

Milpitas, California

January 11, 2005

Appendix A

1999 DIRECTOR OPTION PLAN

As Amended October 13, 2004

1. Purposes of the Plan. The purposes of this 1999 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

All options granted hereunder shall be nonstatutory stock options.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Board” means the Board of Directors of the Company.

(b) “Code” means the Internal Revenue Code of 1986, as amended.

(c) “Common Stock” means the common stock of the Company.

(d) “Company” means Phoenix Technologies Ltd., a Delaware corporation.

(e) “Director” means a member of the Board.

(f) “Disability” means total and permanent disability as defined in section 22(e)(3) of the Code.

(g) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

(h) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(j) “Inside Director” means a Director who is an Employee.

(k) “Option” means a stock option granted pursuant to the Plan.

(l) “Optioned Stock” means the Common Stock subject to an Option.

(m) “Optionee” means a Director who holds an Option.

(n) “Outside Director” means a Director who is not an Employee.

(o) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(p) “Plan” means this 1999 Director Option Plan.

(q) “Share” means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

(r) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 680,000 Shares (the “Pool”). The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4. Administration and Grants of Options under the Plan.

(a) Procedure for Grants. All grants to Outside Director under this Plan shall be automatic in accordance with the following provisions:

(i) Each Outside Director shall be automatically granted an Option to purchase 40,000 Shares (the “First Option”) on the date on (A) the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

(ii) Each Outside Director shall be automatically granted an Option to purchase 15,000 Shares (a “Subsequent Option”) promptly after the anniversary date on which each director became an Outside Director provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

(iii) Notwithstanding the provisions of subsections (i) and (ii) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan in accordance with Section 16 thereof shall be conditioned upon obtaining stockholder approval of the Plan in accordance with Section 16 hereof.

(iv) The terms of a First Option granted hereunder shall be as follows:

(A) the term of the First Option shall be ten (10) years.

(B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

(C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option.

(D) the First Option shall vest and become exercisable for 100% of the shares subject to the First Option on the date of grant.

(v) The terms of a Subsequent Option granted hereunder shall be as follows:

(A) the term of the Subsequent Option shall be ten (10) years.

(B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

(C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

(D) the Subsequent Option shall vest and become exercisable for 100% of the shares subject to the Subsequent Option on the date of grant.

(vi) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof.

The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director’s relationship with the Company at any time.

6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

8. Exercise of Option.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Continuous Status as a Director. Subject to Section 10 hereof, in the event an Optionee’s status as a Director terminates (other than upon the Optionee’s death or Disability), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination. To the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

(c) Disability of Optionee. In the event Optionee’s status as a Director terminates as a result of Disability, the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

(d) Death of Optionee. In the event of an Optionee’s death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee’s estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

9. Non-Transferability of Options. Except as determined otherwise by the Board, the Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

10. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the “Successor Corporation”). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. In addition, following such assumption or substitution, the Option shall remain exercisable in accordance with Sections 8(b) through (d) above.

If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

11. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

16. Shareholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

Appendix B

1999 STOCK PLAN

As Amended October 13, 2004

1.     PURPOSES OF THE PLAN.     The purposes of this Stock Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2.     DEFINITIONS.     As used herein, the following definitions shall apply:

(a) “ADMINISTRATOR” means the Board, or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “APPLICABLE LAWS” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

(c) “BOARD” means the Board of Directors of the Company.

(d) “CODE” means the Internal Revenue Code of 1986, as amended.

(e) “COMMITTEE” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(f) “COMMON STOCK” means the common stock of the Company.

(g) “COMPANY” means Phoenix Technologies, Ltd., a Delaware corporation.

(h) “CONSULTANT” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(i) “DIRECTOR” means a member of the Board.

(j) “DISABILITY” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(k) “EMPLOYEE” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l) “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

(m) “FAIR MARKET VALUE” means, as of any date, the value of common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market or The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(n) “INCENTIVE STOCK OPTION” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o) “NONSTATUTORY STOCK OPTION” means an Option not intended to qualify as an Incentive Stock Option.

(p) “NOTICE OF GRANT” means a written or electronic notice evidencing certain terms and conditions of an individual option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

(q) “OFFICER” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(r) “OPTION” means a stock option granted pursuant to the Plan.

(s) “OPTION AGREEMENT” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(t) “OPTION EXCHANGE PROGRAM” means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

(u) “OPTIONED STOCK” means the Common Stock subject to an Option or Stock Purchase Right.

(v) “OPTIONEE” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(w) “PARENT” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(x) “PLAN” means this 1999 Stock Plan.

(y) “RESTRICTED STOCK” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

(z) “RESTRICTED STOCK PURCHASE AGREEMENT” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

(aa) “RULE 16B-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(bb) “SECTION 16(B)” means Section 16(b) of the Exchange Act.

(cc) “SERVICE PROVIDER” means an Employee, Director or Consultant.

(dd) “SHARE” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(ee) “STOCK PURCHASE RIGHT” means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

(ff) “SUBSIDIARY” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.     STOCK SUBJECT TO THE PLAN.     Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 5,600,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.     ADMINISTRATION OF THE PLAN.

(a) PROCEDURE.

(i) MULTIPLE ADMINISTRATIVE BODIES. The Plan may be administered by different Committees with respect to different groups of Service Providers.

(ii) SECTION 162(M). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) RULE 16B-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) OTHER ADMINISTRATION. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

(iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

(vii) to institute an Option Exchange Program; provided, however, that any Option Exchange Program instituted after April 9, 2002 shall require stockholder approval;

(viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(x) to modify or amend each option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of options longer than is otherwise provided for in the Plan;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

(xii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) EFFECT OF ADMINISTRATOR’S DECISION. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

5.     ELIGIBILITY.     Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.     LIMITATIONS.

(a) Notwithstanding anything to the contrary in this Plan, no person who is an officer or Director will be eligible to receive a grant of Option or Stock Purchase Right hereunder until such time as this Plan is approved by the stockholders of the Company.

(b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the optionee during Any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(c) Neither the Plan nor any Option or stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

(d) The following limitations shall apply to grants of options:

(i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 125,000 Shares.

(ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 125,000 Shares which shall not count against the limit set forth in subsection (i) above.

(iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13.

(iv) If an option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled option will be counted against the limits set forth in subsections W and (ii) above. For this purpose, if the exercise price of an option is reduced, the transaction will be treated as a cancellation of the option and the grant of a new Option.

7.     TERM OF PLAN.     Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

8.     TERM OF OPTION.     The term of each Option shall be stated in the option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9.     OPTION EXERCISE PRICE AND CONSIDERATION.

(a) EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market value per Share on the date of grant pursuant to a merger or other corporate transaction.

(b) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

(c) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) promissory note;

(iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi) a reduction in the amount of any Company liability to the optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

(vii) any combination of the foregoing methods of payment; or

(viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10.     EXERCISE OF OPTION.

(a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an option shall be issued in the name of the optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

Exercising an option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her option within the time specified herein, the Option shall terminate, and the Shares covered by such option shall revert to the Plan.

(d) DEATH OF OPTIONEE. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11.     STOCK PURCHASE RIGHTS.

(a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

(c) OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d) RIGHTS AS A STOCKHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

12.     NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS.     Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

13.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

(a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

(b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

(c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. The Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the Optionee has the right to purchase or receive the same consideration the shareholders of the Company received in the merger or sale of assets. If the shareholders of the Company received any consideration other than common stock of the successor corporation, the Administrator may, with the consent of the successor corporation, provide that the consideration received upon exercise of the Option or Stock Purchase Right will be solely the common stock of the successor corporation, with the exercise price of the option and the number of shares subject to the option adjusted for the exchange rate used in the merger or sale of assets. If the shareholders of the Company received any consideration other than common stock of the successor corporation, the exchange rate will reflect the fair market value of any such consideration received.

14.     DATE OF GRANT.     The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

15.     AMENDMENT AND TERMINATION OF THE PLAN.

(a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) STOCKHOLDER APPROVAL. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

16.     CONDITIONS UPON ISSUANCE OF SHARES.

(a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17.     INABILITY TO OBTAIN AUTHORITY.     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.     RESERVATION OF SHARES.     The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19.     STOCKHOLDER APPROVAL.     The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

DETACH HERE	ZPHT22

PROXY

PHOENIX TECHNOLOGIES LTD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Randall Bolten and Scott C. Taylor, and each of them, with power of substitution, as proxies to represent and vote as designated herein all shares of stock of Phoenix Technologies Ltd. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on February 7, 2005 at the offices of the Company located at 915 Murphy Ranch Road, Milpttas, California, at 10:00 a.m. Pacific Standard Time, and at any and all adjournments of that meeting.

THE PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ELECTION OF MESSRS. SISTO AND JENSEN AND FOR PROPOSALS 2, 3 AND 4. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OF ANY ADJOURNMENT OF THAT MEETING.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

PHOENIX TECHNOLOGIES LTD.

C/O EQUISERVE TRUST COMPANY, N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZPHT21

☒	Please mark votes as in this example.

1.	To elect the following to the Board of Directors as Class 3 Directors. (01) Albert E. Sisto (02) Edmund P. Jensen	2. To approve the amendment to the 1999 Stock Plan.

	FOR WITHHELD ☐ ☐	FOR ☐	AGAINST ☐	ABSTAIN ☐

	☐ __________________________________ For nominees except as noted above	3. To approve the amendment to the 1999 Director Option Plan.

		☐	☐	☐

4. To ratify the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

		☐	☐	☐

		MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT			☐

Please sign exactly as name appears on stock certificates. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.

Signature:	___________________	Date:	_________________	Signature:	___________________	Date:	_________________